SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 24, 2007, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), and ORION HEALTHCORP, INC., a Delaware Corporation ("Company"), and each of the Company's Subsidiaries thereto (Company and each Subsidiary individually a "Borrower" and collectively, jointly and severally, the "Borrowers"), with respect to the following:

        A. The Borrowers, Agent and the Lenders have previously entered into that certain Credit Agreement dated as of December 1, 2006 (as amended, modified, renewed, extended, or replaced at any time or from time to time, the "Credit Agreement").

        B. The Borrowers have requested that the Agent and the Lenders signatory hereto amend the Fixed Charge Coverage Ratio under Section 6.16(b) of the Credit Agreement beginning with the fiscal quarter period ending as of June 30, 2007 and to amend the Senior Leverage Ratio under Section 6.16(c) of the Credit Agreement beginning with the month end of May, 2007. Agent and the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth below.

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

          1. Definitions Incorporated. Initially capitalized terms used but not defined in this Amendment have the respective meanings set forth in the Credit Agreement.

          2. Fixed Charge.

          (a) Section 6.16(b) of the Credit Agreement is amended and restated in its entirety as follows:

          "(b) Fixed Charge Coverage Ratio. Have a Fixed Charge Coverage Ratio, measured as of quarter-end, less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

------------------------------------------------------------------------------------------------------

                 Applicable Ratio                             Applicable Period
------------------------------------------------------------------------------------------------------
                    1.40:1.00                               For the fiscal quarter
                                                            ending March 31, 2007
------------------------------------------------------------------------------------------------------
                    0.70:1.00              For the two fiscal quarter period ending as of June 30,
                                                                     2007
------------------------------------------------------------------------------------------------------
                    0.70:1.00                  For the three fiscal quarter period ending as of
                                                              September 30, 2007
------------------------------------------------------------------------------------------------------
                    0.70:1.00                  For the four fiscal quarter period ending as of
                                                              December 31, 2007
------------------------------------------------------------------------------------------------------
                    0.70:1.00                     For the four fiscal quarter period ending
                                                                March 31, 2008
------------------------------------------------------------------------------------------------------
                    0.70:1.00                  For the four fiscal quarter period ending as of


                                                                June 30, 2008
------------------------------------------------------------------------------------------------------
                    0.70:1.00                  For the four fiscal quarter period ending as of
                                                              September 30, 2008
------------------------------------------------------------------------------------------------------
                    1.00:1.00                  For the four fiscal quarter period ending as of
                                                              December 31, 2008
------------------------------------------------------------------------------------------------------
                    1.20:1.00               For the four fiscal quarter period ending as of March
                                           31, 2009 and for each four fiscal quarter period ending
                                                                 thereafter"
 -----------------------------------------------------------------------------------------------------


               (b) Section 6.16(c) of the Credit Agreement is amended and restated in its entirety as follows:

               "(c) Senior Leverage Ratio. Have a Senior Leverage Ratio, measured on a month-end basis, more than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

------------------------------------------------------------------------------------------------------
                     Applicable Ratio                             Applicable Date
------------------------------------------------------------------------------------------------------
                         2.50:1.00                               December 31, 2006
------------------------------------------------------------------------------------------------------
                         2.50:1.00                                January 31, 2007
------------------------------------------------------------------------------------------------------
                         2.50:1.00                               February 28, 2007
------------------------------------------------------------------------------------------------------
                         2.50:1.00                                 March 31, 2007
------------------------------------------------------------------------------------------------------
                         2.50:1.00                                 April 30, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                                  May 31, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                                  June 30, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                                  July 31, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                                 August 31, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                               September 30, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                                October 31, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                                November 30, 2007
------------------------------------------------------------------------------------------------------
                         2.85:1.00                                December 31, 2007
------------------------------------------------------------------------------------------------------
                         2.75:1.00                                 January 31, 2008
------------------------------------------------------------------------------------------------------
                         2.75:1.00                                February 29, 2008
------------------------------------------------------------------------------------------------------
                         2.75:1.00                                  March 31, 2008
------------------------------------------------------------------------------------------------------
                         2.50:1.00                                  April 30, 2008
------------------------------------------------------------------------------------------------------
                         2.50:1.00                                   May 31, 2008
------------------------------------------------------------------------------------------------------
                         2.50:1.00                                  June 30, 2008
------------------------------------------------------------------------------------------------------
                         2.25:1.00                     July 31, 2008 and for each month ending
                                                                      thereafter"
------------------------------------------------------------------------------------------------------

     3. Conditions Precedent. The obligations of Agent and the Lenders hereunder will be effective only upon satisfaction of each of the following conditions precedent, each in a manner in form and substance acceptable to Agent:

     (a)  Receipt by Agent of a fully-executed original of this Amendment;

(b) After giving effect to Section 2 above, no Defaults or Events of Default have occurred and are continuing; and

(c) Agent shall have received such other documents, certificates, opinions, and information that Agent may require, each in form and substance satisfactory to Agent in its sole discretion.

4. Borrowers' Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to Agent and the Lenders as of the date hereof as follows: (a) this Amendment has been duly executed and delivered by the Borrowers, constitutes a legal and valid binding obligation of the Borrowers, enforceable against Borrowers in accordance with its terms, and has been duly authorized by all necessary corporate action; (b) the representations and warranties contained in the Credit Agreement and the other Loan Documents are, both before and after giving effect to this Amendment, true and correct in all material respects, except (i) where any such representation or warranty is already subject to a materiality standard, in which case such representation or warranty is true and correct in all respects, and (ii) to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case each such representation and warranty is true and correct as of such specific date; and (c) after giving effect to Section 2 above, no Default or Event of Default has occurred and is continuing.

5. Reaffirmation. Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect in accordance with their respective terms and are hereby ratified, reaffirmed and confirmed by the Borrowers.

6. Events of Default. Any failure to comply with the terms and conditions of this Amendment will constitute an Event of Default under the Credit Agreement.

7. Binding Effect; Benefits of Amendment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrowers, Agent, each Lender and their respective successors and permitted assigns. This Amendment is entered into for the sole protection and benefit of the Borrowers, Agent, and the Lenders and their successors and permitted assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Amendment.

8. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and bind effect of this Amendment.

9. Governing Law. The validity of this Amendment and the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York. Section 12 of the Credit Agreement is incorporated herein by reference.

10. Entire Agreement. This Amendment, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   As used in the preceding sentence, "written agreement" means all of the Loan Documents, collectively, including this Amendment.

11. Costs and Expenses. The Borrowers agree to pay to each of Agent and the Lenders on demand the reasonable out-of-pocket costs and expenses of such Person, and the reasonable fees and disbursements of counsel to such Person, in connection with the negotiation, preparation, execution, delivery, and administration of this Amendment, and any amendments, modifications, or waivers of the terms thereof. The Borrowers agree to pay to Agent and the Lenders, on demand, all costs and expenses of such Person, and the fees and disbursements of counsel to such Person, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Amendment, including any losses, costs and expenses sustained by such Person as a result of any failure by any Borrower to perform or observe its obligations contained in this Amendment.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                              ORION HEALTHCORP, INC.



                              By:      /s/ Terrence L. Bauer
                                       -----------------------------------------
                              Name:    Terrence L. Bauer
                                       -----------------------------------------
                              Title:   President & CEO
                                       -----------------------------------

                              INTEGRATED PHYSICIAN SOLUTIONS, INC.

                              By:      /s/ Terrence L. Bauer
                                       -----------------------------------------
                              Name:    Terrence L. Bauer
                                       -----------------------------------------
                              Title:   President & CEO
                                       -----------------------------------

                              MEDICAL BILLING SERVICES, INC.

                              By:      /s/ Terrence L. Bauer
                                       -----------------------------------------
                              Name:    Terrence L. Bauer
                                       -----------------------------------------
                              Title:   CEO
                                       -----------------------------------------

                              ON-LINE ALTERNATIVES, INC.

                              By:      /s/ Terrence L. Bauer
                                       -----------------------------------------
                              Name:    Terrence L. Bauer
                                       -----------------------------------------
                              Title:   CEO
                                       -----------------------------------------

                              ON LINE PAYROLL SERVICES, INC.

                              By:      /s/ Terrence L. Bauer
                                       -----------------------------------------
                              Name:    Terrence L. Bauer
                                       -----------------------------------------
                              Title:   CEO
                                       -----------------------------------------

                              RAND MEDICAL BILLING, INC.

                              By:      /s/ Terrence L. Bauer
                                       -----------------------------------------
                              Name:    Terrence L. Bauer
                                       -----------------------------------------
                              Title:   CEO
                                       -----------------------------------------

                              WELLS FARGO FOOTHILL, INC.,
                              a California corporation, as Agent and as a Lender

                              By:      /s/ Peter Freyer
                                       -----------------------------------------
                              Name:    Peter Freyer
                                       -----------------------------------------
                              Title:   Vice President
                                       -----------------------------------------